                                                                   EXHIBIT 23(e)


              CONSENT OF ATTKISSON, CARTER & AKERS, INCORPORATED




We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated September 21, 1994 and to all references to our firm in the registration statement.


                                         ATTKISSON, CARTER & AKERS INCORPORATED


December 1, 1994                         Frank Brown
                                         Senior Vice President